UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant
to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Picard Medical, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS OF PICARD MEDICAL, INC.

Proxy Statement dated June , 2026
and first mailed to stockholders on or about June , 2026

Dear Stockholders:

You are cordially invited to attend the annual meeting of stockholders (“Annual Meeting”) of Picard Medical, Inc. (the “Company”) at 3:00 p.m., Mountain Time, on July 17, 2026. This Annual Meeting will be held entirely online to allow for greater participation. Stockholders may participate in this Annual Meeting by visiting the following hosting URL: https://www.cstproxy.com/picardmedical/am2026.

Your vote is very important! Whether or not you plan to attend the Annual Meeting, we urge you to read the enclosed proxy statement and vote as soon as possible via the Internet, by telephone or, if you receive a paper proxy card or voting instruction form in the mail, by mailing the completed proxy card or voting instruction form.

Thank you for your confidence and continued support.

Sincerely,

/s/ Patrick NJ Schnegelsberg
Patrick NJ Schnegelsberg Chief Executive Officer, Secretary and Director

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time	3:00 p.m., Mountain Time

Date	July 17, 2026

Place	The Annual Meeting will be held entirely online at https://www.cstproxy.com/picardmedical/am2026.

Purpose

The meeting will be held for the following purposes:

1.         to elect four directors to serve until the 2027 annual meeting of stockholders;

2.         to approve, on an advisory basis, the compensation of our named executive officers;

3.         to approve, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers;

4.         to approve an amendment the Company’s Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of our issued and outstanding shares of common stock at a ratio ranging from 1-for-15 to 1-for-50, with the exact ratio and timing, if at all, to be determined by our Board of Directors, in its sole discretion;

5.         to approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to designate a new class of Class B common stock, with each share of Class B common stock entitled to 20 votes per share;

6.         to ratify the appointment of MaloneBailey LLP as the Company’s independent registered public accounting firm for 2026;

7.         and to transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

These items of business are more fully described in the proxy statement accompanying this notice.

Record Date	The Board has fixed the close of business on June 26, 2026, as the record date for determining stockholders entitled to notice of and to vote at the meeting.

Meeting Admission

All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. You will not be able to attend the Annual Meeting physically. To be admitted to the Annual Meeting at https://www.cstproxy.com/picardmedical/am2026, you must enter the control number found on your proxy card, voting instruction form or Notice card.

Voting by Proxy

YOUR VOTE IS VERY IMPORTANT. You may vote during the Annual Meeting by telephone or over the Internet on our proxy agent’s website at www.cstproxyvote.com, by following the instructions included on the enclosed proxy card. If you are not voting by phone or Internet, the Company requests that you complete, sign, date and return the enclosed proxy card without delay in the enclosed postage-paid return envelope, even if you now plan to attend the Meeting. You may revoke your proxy at any time prior to its exercise by delivering written notice or another duly executed proxy bearing a later date to the Chief Executive Officer of the Company, or by attending the Meeting and voting in person. We will not be able to count a proxy card unless we receive it at our principal executive offices at 1992 E Silverlake, Tucson AZ, 85713, or at the office of our proxy agent, Continental Stock & Transfer at 1 State Street 30th Floor, New York, NY 10004-1571, in the enclosed envelope.

Beginning on or about June [ ], 2026, the proxy materials will be mailed to our stockholders of record on June 26, 2026.

A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder at our executive offices for a period of 10 days prior to the Annual Meeting until the close of such meeting.

By order of the Board of Directors,

/s/ Patrick NJ Schnegelsberg
Patrick NJ Schnegelsberg Chief Executive Officer, Secretary and Director

June , 2026

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on
July 17, 2026: The proxy statement and proxy card are also available at https://www.cstproxy.com/picardmedical/2026.

PICARD MEDICAL, INC.

1992 E SILVERLAKE, TUCSON AZ, 85713

PROXY STATEMENT
FOR Annual Meeting OF STOCKHOLDERS
TO BE HELD ON JULY 17, 2026
AT 3:00 p.m., MOUNTAIN TIME

GENERAL INFORMATION

As used in this proxy statement, the “Company,” “we,” “us” and “our” refer to Picard Medical, Inc. The term “Annual Meeting,” as used in this proxy statement, refers to the Annual Meeting of Stockholders and includes any adjournment or postponement of such meeting.

When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?

This proxy statement and the proxy card will be mailed to you on or about June , 2026, shortly after the filing of the definitive proxy statement with the Securities and Exchange Commission (the “SEC”).

How do I attend the Annual Meeting?

The meeting will be held entirely online on July 17, 2026, at 3:00 p.m. Mountain Time at https://www.cstproxy.com/picardmedical/am2026. Information on how to vote at the virtual Annual Meeting is discussed below.

When is the record date for the Annual Meeting?

The Board of Directors of the Company (the “Board”) has fixed the record date for the Annual Meeting as of the close of business on June 26, 2026 (the “Record Date”).

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. As of the Record Date, a total of [ ] shares of our common stock were outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Continental Stock Transfer & Trust Company, Inc., our transfer agent, you are considered the stockholder of record, or a registered holder, with respect to those shares.

If your shares are held in a brokerage account or by a bank or other nominee (in “street name”), you are considered the beneficial owner of those shares.

How do I vote by proxy before the Annual Meeting?

If your shares are held directly in your own name, and you receive printed copies of the proxy materials, you may vote your shares by mail by completing, signing and dating the proxy card. To vote over the internet or by telephone, you should refer to your proxy card for instructions.

If your shares are held in street name, meaning registered in the name of your broker, bank or other nominee, you should vote your shares by following the instructions from your broker, bank or other nominee.

What shares are included on a proxy card or voting instruction form?

Each proxy card or voting instruction form represents the shares registered to you as of the close of business on the Record Date. You may receive more than one proxy card or voting instruction form if you hold your shares in multiple accounts, some of your shares are registered directly in your name with our transfer agent, or some of your shares are held in street name through a broker, bank, or other nominee. Please vote the shares on each proxy card or voting instruction form to ensure that all of your shares are counted at the Annual Meeting.

What if I have shares registered in my name and don’t vote on a particular matter when returning a proxy card?

Properly signed proxy cards received before the close of voting at the Annual Meeting will be voted according to the directions provided. If a signed proxy card is returned without stockholder direction on a matter, the shares will be voted as recommended by the Board.

Will my shares be held in street name be voted if I don’t provide instructions?

Current NYSE American LLC (“NYSE American”) rules allow brokers to vote shares on certain “routine” matters for which their customers do not provide voting instructions. The election of directors proposal (the “Director Election Proposal”), the advisory vote to approve the compensation of our named executive officers (the “Say-on-Pay Proposal”), the advisory vote to approve the frequency of future advisory votes on the compensation of our named executive officers (the “Say-on-Frequency Proposal”), the approval of the amendment to the Company’s Second Amended and Restated Certificate of Incorporation (the “Charter”) to effectuate a reverse stock split (the “Reverse Stock Split Proposal”), and the approval of the amendment to the Charter to designate a new class of Class B common stock (the “Class B Common Stock Proposal” and, together with the Reverse Stock Split Proposal, the “Charter Amendment Proposals”) are not “routine” proposals; therefore, your broker will be unable to vote your shares if you do not instruct your broker how to vote, which is referred to as a “broker non-vote.” Broker non-votes will have no effect on the outcome of the votes on the approval of the Director Election Proposal, the Say-on-Pay Proposal and the Say-on-Frequency Proposal since they are not entitled to vote on such proposals. Because approval of each Charter Amendment Proposal requires the affirmative vote of a majority of the outstanding shares of capital stock entitled to vote thereon, broker non-votes will have the same effect as votes “against” each Charter Amendment Proposal.

How can I vote at the virtual Annual Meeting?

Stockholders of record may vote their shares electronically at the Annual Meeting by following the instructions at https://www.cstproxy.com/picardmedical/am2026.

If you hold your shares in street name, you may not vote your shares at the online Annual Meeting unless you request and obtain a valid proxy card from your broker, bank or other nominee.

I have shares registered in my name and, in addition, have shares in a brokerage account. How do I vote these shares?

Shares that you hold in street name are not included in the total number of shares set forth on your proxy card. Your broker, bank or other nominee will send you instructions on how to vote those shares.

What are the Board’s recommendations on how to vote my shares?

The Board recommends a vote:

●	FOR the election of the four nominees to serve as directors until the 2027 annual meeting of stockholders;
●	FOR the approval, on an advisory basis, of the compensation of our named executive officers;
●	FOR the frequency of “1 Year” for future advisory votes on the compensation of our named executive officers;
●

FOR the approval for an amendment the Company’s Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of our issued and outstanding shares of common stock at a ratio ranging from 1-for-15 to 1-for-50, with the exact ratio and timing, if at all, to be determined by our Board of Directors, in its sole discretion;

●

FOR the approval of an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to designate a new class of Class B common stock, with each share of Class B common stock entitled to 20 votes per share;

●	FOR the ratification of the appointment of MaloneBailey LLP (“MaloneBailey”) as the Company’s independent registered public accounting firm for 2026; and
●	at the discretion of the proxy holders with regard to any other matter that is properly presented at the Annual Meeting.

Who pays the cost for soliciting proxies?

We will pay the entire cost of soliciting proxies. In addition to these Proxy Materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokers, banks, custodians, other nominees and fiduciaries for forwarding these materials to their principals to obtain authorization for the execution of proxies.

Can I change my vote?

Stockholder of Record: Shares Registered in Your Name

If your shares are registered directly in your name, you may change your vote or revoke your proxy by:

●	delivering written notice to the Company at any time before the close of voting at the Annual Meeting;

●	submitting a later dated proxy over the internet or by telephone in accordance with the instructions in the Notice or the proxy card; or

●	voting your shares electronically during the Annual Meeting.

If your shares are held in street name, you should contact your broker, bank or other nominee to change your vote or revoke your proxy.

How is a quorum reached?

Business may not be conducted at the Annual Meeting unless a quorum is present. Under our bylaws (“Bylaws”), the holders of a majority of the outstanding shares of stock entitled to vote, present in person or represented by proxy, constitute a quorum for the transaction of business at the Annual Meeting.

If there are not sufficient shares present or represented by proxy at the Annual Meeting to constitute a quorum for approval of any matter to be voted upon, the Annual Meeting may be adjourned to permit further solicitation of proxies in order to achieve a quorum. Abstentions and broker non-votes are counted as shares present and entitled to vote for the purpose of determining whether a quorum is present.

What vote is required to approve each item and how are votes counted?

Proposal		Vote Necessary to Approve Proposal	Broker Discretionary Voting Allowed?	Treatment of Abstentions and Broker Non-Votes
No. 1 -	Election of Directors	Plurality (that is, the largest number) of all the votes cast (1)	No	Abstentions and broker non-votes are not considered votes cast and will have no effect

No. 2 -	Advisory Vote to Approve the Compensation of our Named Executive Officers	Affirmative vote of a majority of the votes cast	No	Abstentions and broker non-votes are not considered votes cast and will have no effect

No. 3	Advisory Vote to Approve the Frequency of Future Advisory Votes on the Compensation of our Named Executive Officers	Affirmative vote of a majority of the votes cast	No	Abstentions and broker non-votes are not considered votes cast and will have no effect

No. 4	Approval of the Amendment to the Company’s Charter to Approve the Reverse Stock Split	Affirmative vote of the majority of the outstanding shares of capital stock entitled to vote	No	Abstentions and broker non-votes will have the same effect as votes “against” this proposal
No. 5	Approval of the Amendment to the Company’s Charter to Designate Class B Common Stock	Affirmative vote of the majority of the outstanding shares of capital stock entitled to vote	No	Abstentions and broker non-votes will have the same effect as votes “against” this proposal
No. 6	Ratification of the Appointment of MaloneBailey	Affirmative vote of a majority of the votes cast	Yes	Abstentions are not considered votes cast and will have no effect

Each of the Reverse Stock Split Proposal and the Class B Common Stock Proposal will be voted on separately. The approval of either Charter Amendment Proposal is not conditioned upon the approval of the other Charter Amendment Proposal, and the failure of stockholders to approve one Charter Amendment Proposal will not prevent the Company from implementing the other Charter Amendment Proposal if it is approved and the Board determines to implement it.

Could other matters be decided at the Annual Meeting?

We do not know of any other matters that may be presented for action at the Annual Meeting. Should any other business come before the meeting, the persons named on the proxy will have discretionary authority to vote the shares represented by such proxies in accordance with their best judgment. If you hold shares through a broker, bank or other nominee as described above, they will not be able to vote your shares on any other business that comes before the Annual Meeting unless they receive instructions from you with respect to such matter.

What happens if the meeting is postponed or adjourned?

Your proxy may be voted at the postponed or adjourned meeting. You will still be able to change your proxy until it is voted.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K (“Form 8-K”) that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the results are known to us, file an additional Form 8-K to publish the final results.

Who should I contact if I have any additional questions?

If you are the stockholder of record for your shares, please contact Patrick NJ Schnegelsberg, at patrick.schnegelsberg@picardmedical.com. If your shares are held in street name, please contact the telephone number provided on your voting instruction form or contact your bank, broker or other nominee holder directly.

PROPOSAL 1:

ELECTION OF DIRECTORS

At the Annual Meeting, four directors will be elected to serve one-year terms expiring at our annual stockholders meeting in 2027 and until their respective successors are duly elected and qualified. This section contains information relating to the four director nominees. The director nominees were selected by our nominating and corporate governance committee and approved by the Board for submission to the stockholders. The nominees for election are Messrs. Schnegelsberg, Van, Ye and Dr. Fang. All currently serve as directors.

The composition of our Board reflects our belief that multiple and varied points of view facilitate more balanced, wide-ranging discussion in the boardroom, and contribute to a more effective decision-making process.

The Board unanimously recommends a vote FOR the election of each of the nominees listed below.

Nominees to be elected for terms expiring at the Annual Meeting in 2027

Patrick NJ Schnegelsberg, age 62, serves as our Chief Executive Officer and has served as a director since September 2025 and has served as our Secretary since June 2026. Patrick has over 25 years of executive leadership experience and a proven track record in the medical device sector. Patrick served as CEO of Syntach AB from December 2022 to July 2023, and as COO and CEO with the Occlutech Group and its subsidiaries from July 2012 to March 2021. He has also held C-level positions with European and U.S. med- and biotech start-ups, including a U.S.-listed biotech company. Before working in the medical device industry, Patrick held director-level positions with buy- and sell-side firms on Wall Street. Patrick conducted extensive research in molecular biology at MIT and graduated from Harvard Medical School and Clark University. He currently serves as independent Chairman on the advisory board of Acorai AB and is a former board member of Scandinavian Real Heart. Patrick is qualified to serve on our board due to his background as an executive of other medical device and biotech companies.

Richard Fang, age 60, has served as a director since September 2025 and is a founder and managing partner of Hunniwell Lake Ventures LLC (“HLV”), an investment group investing in the medical device space. HLV was formed in 2019. HLV, through us, recently acquired SynCardia Systems, LLC (“SynCardia”), which is now part of the HLV family of companies. In addition to HLV, Richard founded Reach Surgical, a minimally invasive surgical instruments company in California in 2005. Over a 15-year period, he drove the growth of Reach Surgical into an industry-leading brand with presence on six continents. During that time, he oversaw the development, manufacturing, marketing, and sales of three product lines including dozens of SKUs. His tenure with Reach Surgical culminated in the recent sale of the company to a private equity buyer. Richard has over 20 years of professional hands-on experience in the medical device industry, including Johnson & Johnson in the United States. He has an MBA from the University of Cincinnati, as well as a Ph.D. in Physics from Purdue University in Indianapolis. As a sci-fi fan, he believes in the ironman heart and has a vision that the SynCardia TAH will be a preferred alternative to heart transplant. We believe Richard is qualified to serve on our board due to his background in the medical device industry.

Sam Van, age 48, has served as a member of our Board since September 2025. Sam has been the founder and CEO of SRO Partners since May 2024. He served as the Head of Advisory Services and Senior Vice President for Freedom U.S. Markets, a dividing of Freedom Holding Corp (Nasdaq: FRHC] from September 2022 to May 2024, and as president and a director of Deltec Investment Adviser Limited from May 2017 to September 2022. Earlier in his career, Sam held senior roles at the New York Stock Exchange, including Director of International Listings, where he originated over 60 listings, and as a Senior Examiner in NYSE Regulation. He has also served as a director and as audit committee chair and a member of the nominating committee of Reed’s Inc. since October 2024, as a director of Relm Insurance Limited (Bermuda) since January 2019 and as a director for Phoenix Motor, Inc. from June 2022 to May 2024. Sam began his career as an examiner with FINRA. He holds an MBA from Cornell University’s Johnson School of Business and a BS in Finance from St. John’s University. Sam is qualified to serve on our board due to his extensive regulatory, financial, and capital markets experience, and his leadership roles across both public and private companies.

George Ye, age 50, has served as a member of the Board since September 2025. George previously served in various roles at Edwards Lifesciences (NYSE: EW), including Senior Vice President and General Manager, Greater China Region from April 2019 to October 2024, Vice President and General Manager, Japan Surgical, from October 2016 to April 2019, and Senior Director, Japan and Asia Pacific Strategy from April 2015 to September 2016. Prior, George held various roles at Abbott Laboratories and Johnson & Johnson. George received his Bachelor of Science in Chemical Engineering and his MBA from Northwestern University. George is qualified to serve on our board based on his healthcare, medical technology and life sciences experience.

PROPOSAL 2

ADVISORY VOTE TO APPROVE THE COMPENSATION

OF OUR NAMED EXECUTIVE OFFICERS

Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are submitting the compensation of our named executive officers, as disclosed in this proxy statement, to our stockholders for an advisory vote.

Pursuant to Section 14A of the Exchange Act, our stockholders are entitled to cast an advisory vote at the Annual Meeting to approve the compensation of our named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules, the compensation tables and accompanying narrative disclosures. While this stockholder vote on executive compensation is an advisory vote that is not binding on our company or the Board, we value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions. The advisory vote to approve the compensation of our named executive officers requires the affirmative vote of the holders of shares of common stock having a majority of the voting power of all of the shares of common stock present or represented by proxy at the Annual Meeting and entitled to vote on the proposal.

The objective of our compensation program is to provide a total compensation package to each executive that will enable us to attract, motivate, and retain outstanding individuals, align the interests of our named executive officers with those of our stockholders, encourage individual and collective contributions to the successful execution of our short and long-term business strategies, and reward our named executive officers for favorable performance.

We actively review and assess our executive compensation program considering the industry in which we operate, the marketplace for executive talent in which we compete at both public and private companies, and evolving compensation governance and best practices. We are focused on compensating our executive officers fairly and in a manner that promotes our compensation philosophy and is consistent with our annual and longer-term performance.

The vote on this proposal is not intended to address any specific element of compensation. Rather, the vote relates to the overall compensation of our named executive officers, as described under the heading “Executive Compensation” in this proxy statement. We are asking our stockholders to approve the following advisory resolution at our Annual Meeting:

“RESOLVED, that the compensation of the Company’s named executive officers, as disclosed pursuant to the rules of the Securities and Exchange Commission, including the overview of executive compensation, compensation tables and narrative discussion is hereby APPROVED.”

This vote is advisory and is not binding on the Company, our Board or the compensation committee. However, the compensation committee expects to consider the outcome of this advisory vote in evaluating whether any actions are appropriate with respect to our compensation programs for our executive officers.

The Board unanimously recommends a vote FOR the approval of the compensation of our named executive officers.

PROPOSAL 3

ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES

ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Pursuant to Section 14A of the Exchange Act, we are submitting the frequency of advisory votes on the compensation of our named executive officers to an advisory vote of our stockholders. In voting on this proposal, stockholders may indicate whether they would prefer that we conduct future advisory votes on executive compensation every one year, every two years or every three years. Stockholders also may, if they wish, abstain from voting on this proposal.

Our Board has determined that an advisory vote each year on executive compensation is the most appropriate approach for the Company and its stockholders. In making its recommendation, our Board considered that an annual advisory vote on executive compensation allows our stockholders to provide us with timely and direct input on our compensation policies, programs and practices.

Our Board recommends that you vote for an annual advisory vote on executive compensation. This vote is advisory and is not binding on the Company or our Board. However, our Board intends to evaluate the voting results on this proposal in determining how frequently the Company will submit advisory votes on executive compensation to our stockholders.

The proxy card provides stockholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining). Stockholders are not voting to approve or disapprove the recommendation of the Board.

The Board unanimously recommends that you vote for a frequency of “1 YEAR.”PROPOSAL 4

PROPOSAL TO APPROVE REVERSE STOCK SPLIT IN BOARD’S DISCRETION

We are asking our stockholders to approve an amendment to our Charter in the form attached hereto as Annex A, to provide our Board with the authority (but not the obligation) to effect a reverse stock split of our outstanding Common Stock (the “Reverse Stock Split”) at a ratio within the range from 1-for-15 to 1-for-50, with the exact ratio and timing, if at all, to be determined by our Board, in its sole discretion, and to effect a proportionate reduction in the number of authorized shares of our capital stock. If approved, the Reverse Stock Split will be effected only if and when our Board determines that it is in the best interests of the Company and our stockholders.

Background and Reasons for the Proposal

A reverse stock split is a recapitalization that reduces the number of outstanding shares of our Common Stock and, absent other factors, should increase the per-share trading price of our Common Stock proportionately. A principal reason the Board is seeking stockholder approval for the Reverse Stock Split is to provide the Company with flexibility to help us satisfy the continued listing requirements of The NYSE American. The Company received a written notice from the NYSE American notifying it of non-compliance with Section 1003(a)(ii) of the NYSE American Company Guide (the “Company Guide”), which requires listed companies to maintain stockholders’ equity of at least $4.0 million if losses from continuing operations and/or net losses have been reported in three of the four most recent fiscal years. The determination was based on reported stockholders’ equity of approximately $3.8 million as of December 31, 2025, and losses from continuing operations and/or net losses in three of its four most recent fiscal years.

On May 15, 2026, the Company received a second written notice from NYSE American, notifying it of non-compliance with Section 1003(a)(i) of the Company Guide, which requires stockholders’ equity of at least $2.0 million if such losses have been reported in two of the three most recent fiscal years. The determination was based on a reported stockholders’ deficit of approximately $(1.4) million as of March 31, 2026, and losses in two of the three most recent fiscal years.

Pursuant to Section 1009 of the Company Guide, the Company timely submitted a compliance plan outlining steps to regain compliance by November 8, 2027 (the “Plan”).

There can be no assurance that we will be able to regain compliance with the stockholder’s equity requirements. A delisting would materially impair the liquidity of our Common Stock, make it more difficult for stockholders to buy and sell our shares, reduce the visibility of our Company with investors and analysts, and limit our ability to access the capital markets. The Board believes that having the ability to implement the Reverse Stock Split, if needed, will assist us in maintaining compliance with NYSE American’s listing standards by increasing our per-share trading price and improving the marketability of our Common Stock. Furthermore, a delisting would adversely impact the Company’s various financing arrangements, which would make it more difficult for the Company to access capital. Our Board will not implement the Reverse Stock Split unless it determines that doing so is in the best interests of the Company and our stockholders. Our Board is also seeking this authorization to provide flexibility to adjust our capital structure in a manner that may improve the market perception of our Common Stock, including by making our shares more attractive to a broader range of investors and counterparties that may have policies or practices relating to minimum trading prices or “penny stock” considerations. However, we cannot assure you that the Reverse Stock Split will achieve these objectives.

The Proposed Reverse Stock Split

If this proposal is approved, our Board will have the authority (but not the obligation) to effect the Reverse Stock Split by filing a certificate of amendment to our Charter with the Delaware Secretary of State. The Reverse Stock Split may be effected at any time as determined by the Board, at a ratio selected by our Board in its discretion within the range of 1-for-15 to 1-for-50. Our Board may also decide not to implement the Reverse Stock Split and to abandon the proposed amendment at any time before it becomes effective, even if our stockholders approve this proposal.

Our stockholders are being asked to approve the amendment and to grant the Board discretion to determine whether to implement the Reverse Stock Split and, if so, the specific timing and ratio within the approved range.

Principal Effects of the Reverse Stock Split

If our Board effects the Reverse Stock Split, shares of Common Stock issued and outstanding immediately prior to the effective time will be combined, automatically and without any action on the part of the Company or our stockholders, into a smaller number of shares based on the final ratio selected by our Board. The Reverse Stock Split will affect all holders of our common stock uniformly and will not change any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split results in the elimination of fractional shares. The Reverse Stock Split will also not affect any stockholder’s proportionate voting power or the relative rights and preferences of the Common Stock (other than changes in the number of outstanding shares).

The Reverse Stock Split will not change the par value of our Common Stock, and it will not affect the rights or preferences of the shares of our Common Stock (other than changes in the number of outstanding shares). The Reverse Stock Split is expected to reduce the number of outstanding shares and, absent other factors, increase the per-share trading price of our Common Stock proportionately; however, we cannot assure you that the market price of our Common Stock will increase in proportion to the reduction in the number of outstanding shares, will not decrease, or will remain at any particular level.

Fractional Shares

We will not issue fractional shares as a result of the Reverse Stock Split. Instead, any fractional share that would otherwise result from the Reverse Stock Split will be automatically rounded up to the nearest whole number of shares.

The Board believes that rounding up fractional shares is preferable to paying cash in lieu of fractional shares for several reasons. First, this approach allows the Company to preserve cash and liquidity for operational needs and strategic investments rather than utilizing cash to pay out fractional share interests. Second, rounding up ensures that all stockholders remain invested in the Company following the Reverse Stock Split, which the Board believes is in the best interests of the Company and its stockholders. Third, this method simplifies the administrative process by eliminating the need to calculate and distribute cash payments for fractional interests. Accordingly, no stockholder will receive cash in lieu of a fractional share, and each stockholder’s percentage ownership interest will be preserved or slightly increased because of the rounding.

Adjustments to Equity Awards and Other Outstanding Securities

If our Board effects the Reverse Stock Split, outstanding stock options, warrants, and other rights to acquire shares of our Common Stock, as well as the number of shares reserved for issuance under the 2021 Equity Incentive Plan (the “Plan”) and the conversion or exercise prices applicable to such awards or securities, will be adjusted proportionately in accordance with their terms and applicable law. In general, the number of shares issuable upon exercise or conversion will be reduced in proportion to the Reverse Stock Split ratio and the exercise or conversion price will be increased proportionately, so that the aggregate economic value of such awards and securities remains substantially the same, subject to customary rounding adjustments.

Accounting Matters

The Reverse Stock Split will not affect the par value of our Common Stock. As a result, upon the effectiveness of the Reverse Stock Split, the stated capital attributable to the common stock on our balance sheet will be reduced proportionately based on the reverse split ratio selected by our Board and the additional paid-in capital account will be credited with the amount by which stated capital is reduced. The Reverse Stock Split will not affect the total number of shares of our Common Stock issued and outstanding for purposes of calculating total stockholders’ equity, but it will reduce the number of shares used to calculate per-share amounts.

Certain Risks and Potential Disadvantages

The Reverse Stock Split could reduce the liquidity of our Common Stock, and the market price of our Common Stock may not increase in proportion to the reduction in the number of outstanding shares, may not remain at its post-split level, or may decline. In addition, after the Reverse Stock Split, some stockholders may hold “odd lots” (fewer than 100 shares) that may be more difficult to sell, and brokerage commissions and other transaction costs for odd lots are generally somewhat higher than for “round lots.” The Board believes, however, that the potential benefits of authorizing the Reverse Stock Split outweigh these potential disadvantages.

Interests of Certain Persons in this Proposal

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in the Reverse Stock Split Proposal, except to the extent of their ownership in shares of our Common Stock and securities convertible into our Common Stock, which shares and securities would be subject to the same proportionate adjustment in accordance with the terms of the Reverse Stock Split as all other outstanding shares of our Common Stock and securities convertible into our Common Stock.

Effectiveness

If our stockholders approve this proposal and our Board determines to effect the Reverse Stock Split, we will file a certificate of amendment with the Secretary of State of the State of Delaware and will publicly announce the effective time of the Reverse Stock Split. The Reverse Stock Split will become effective at the time specified in the certificate of amendment.

Implementation of the Proposed Miscellaneous Amendments

If this Proposal 4 is approved, the Company intends to file a certificate of amendment to effect the amendments to Article IV with the Secretary of State of the State of Delaware, which will become effective at the time of filing. This Proposal 4 is separate from, and is not conditioned on, the approval by our shareholders of Proposal 5. Your vote on Proposal 5 will not affect your vote on this Proposal 4. If both Proposal 4 and Proposal 5 are approved by shareholders, then the Company intends to file a single certificate of amendment that implements all of the amendments contemplated by both Proposal 4 and Proposal 5. If only one of these items is approved by shareholders, and the other item is not, then we will file a certificate of amendment that implements only the amendments to the current Charter that were duly approved by shareholders. After the certificate of amendment is filed with the Secretary of State of the State of Delaware, the Company intends to file a restated certificate of incorporation which will incorporate all amendments to our Charter to date.

The Board unanimously recommends a vote FOR the approval of this Reverse Stock Split Proposal, as described above.

PROPOSAL 5

PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY’S CHARTER TO DESIGNATE CLASS B COMMON STOCK

We are asking our stockholders to approve an amendment to our Charter, attached hereto as Annex B, to designate 15,000,000 shares of a new class of Class B common stock (the “Class B Common Stock”) and to provide that each share of Class B Common Stock will be entitled to 20 votes per share on each matter submitted to a vote of stockholders (the “Class B Amendment”). If approved, the Class B Amendment will become effective only if and when the Board determines that it is in the best interests of the Company and our stockholders and files a certificate of amendment to our Charter with the Delaware Secretary of State.

Background and Reasons for the Proposal

The Board believes that the Class B Amendment would provide the Company with additional flexibility to structure future equity issuances, strategic transactions and financing arrangements in a manner that may support the Company’s long-term strategic objectives. Because the Class B Common Stock would carry enhanced voting rights, any issuance of Class B Common Stock could increase the relative voting power of the holders of Class B Common Stock compared to holders of the Company’s existing Common Stock.

The Proposed Class B Common Stock Amendment

If this proposal is approved, our Board will have the authority to file a certificate of amendment to our Charter with the Delaware Secretary of State to designate the Class B Common Stock. The Class B Common Stock would vote together with the Common Stock as a single class on all matters submitted to a vote of stockholders, except as otherwise required by Delaware law or the Charter. Except for the voting rights described in this proposal and any rights required by law or set forth in the Charter, the Class B Common Stock would have the same rights, powers, preferences and privileges as the Company’s existing Common Stock.

Our Board may also decide not to implement the Class B Amendment and to abandon the proposed amendment at any time before it becomes effective, even if our stockholders approve this proposal. The approval of this Class B Common Stock Proposal is not conditioned upon approval of the Reverse Stock Split Proposal. Each proposal will be voted on separately, and the failure of stockholders to approve the Reverse Stock Split Proposal will not prevent the Company from implementing the Class B Amendment if this proposal is approved and the Board determines to implement it.

Principal Effects of the Class B Common Stock Amendment

The designation of Class B Common Stock will not, by itself, affect the number of outstanding shares of Common Stock or the voting power of holders of Common Stock unless and until shares of Class B Common Stock are issued. If shares of Class B Common Stock are issued, holders of Class B Common Stock will have greater voting power per share than holders of Common Stock, which may reduce the relative voting influence of holders of Common Stock and could make it more difficult for holders of Common Stock to influence matters submitted to a vote of stockholders.

The issuance of Class B Common Stock also may have anti-takeover effects, including making it more difficult for a third party to acquire control of the Company without the support of holders of Class B Common Stock. In addition, holders of Class B Common Stock could have significant influence over matters requiring stockholder approval, including the election of directors, mergers, consolidations, sales of substantially all assets and amendments to the Charter or Bylaws.

Certain Risks and Potential Disadvantages

Because each share of Class B Common Stock would be entitled to 20 votes per share, future issuances of Class B Common Stock could dilute the voting power of existing holders of Common Stock to a greater degree than the corresponding economic dilution. The concentration of voting power in holders of Class B Common Stock could reduce the influence of other stockholders, may adversely affect the market price of our Common Stock and may discourage acquisition proposals or other transactions that some stockholders may view as favorable.

Interests of Certain Persons in this Proposal

Our directors and executive officers may have interests in the Class B Common Stock Proposal to the extent they own shares of Common Stock or other securities of the Company, or may in the future own shares of Class B Common Stock. Any future issuance of Class B Common Stock to a director, executive officer or affiliate would be subject to applicable law, applicable stock exchange rules and the Company’s policies and procedures governing related person transactions.

Effectiveness

If our stockholders approve this proposal and our Board determines to effect the Class B Amendment, we will file a certificate of amendment with the Secretary of State of the State of Delaware and will publicly announce the effective time of the Class B Amendment. The Class B Amendment will become effective at the time specified in the certificate of amendment.

Implementation of the Proposed Miscellaneous Amendments

If this Proposal 5 is approved, the Company intends to file a certificate of amendment to effect the amendments to Article IV with the Secretary of State of the State of Delaware, which will become effective at the time of filing. This Proposal 5 is separate from, and is not conditioned on, the approval by our shareholders of Proposal 4. Your vote on Proposal 4 will not affect your vote on this Proposal 5. If both Proposal 4 and Proposal 5 are approved by shareholders, then the Company intends to file a single certificate of amendment that implements all of the amendments contemplated by both Proposal 4 and Proposal 5. If only one of these items is approved by shareholders, and the other item is not, then we will file a certificate of amendment that implements only the amendments to the current Charter that were duly approved by shareholders. After the certificate of amendment is filed with the Secretary of State of the State of Delaware, the Company intends to file a restated certificate of incorporation which will incorporate all amendments to our Charter to date.

The Board unanimously recommends a vote FOR the approval of this Class B Common Stock Proposal, as described above.

PROPOSAL 6 -

RATIFICATION OF APPOINTMENT OF

MALONEBAILEY, LLP AS THE COMPANY’S INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR 2026

The audit committee has appointed MaloneBailey as the Company’s independent registered public accounting firm for 2026. The Board is asking stockholders to ratify this appointment. SEC regulations and NYSE listing requirements require the Company’s independent registered public accounting firm to be engaged, retained and supervised by the audit committee. However, the Board considers the selection of an independent registered public accounting firm to be an important matter to stockholders. Accordingly, the Board considers a proposal for stockholders to ratify this appointment to be an opportunity for stockholders to provide input to the audit committee and the Board on a key corporate governance issue.

Representatives of MaloneBailey are expected to virtually attend the Annual Meeting and will have the opportunity to make a statement. They will also be available to respond to appropriate questions.

Selection. MaloneBailey served as the Company’s independent registered public accounting firm for 2025 and has been selected by the audit committee to serve as the Company’s independent registered public accounting firm for 2026.

Audit and Non-Audit Fees. The following table presents fees for audit services rendered by MaloneBailey for the audit of the Company’s annual financial statements for 2025 and 2024, and fees billed for other services rendered by MaloneBailey.

	DECEMBER 31, 2025	DECEMBER 31, 2024
Audit Fees (1)	$621,000	$511,000
Audit-Related Fees	-	-
Tax Fees (2)	$-	29,435
All Other Fees	-	-
Total	$621,000	$540,435

(1)

Includes fees for audits of our annual financial statements, reviews of the related quarterly financial statements, and services that are normally provided by the independent accountants in connection with statutory and regulatory filings or engagements, including comfort letters and consents issued in connection with SEC filings and reviews of documents filed with the SEC.

(2)	Includes fees billed for professional services rendered for tax compliance, tax advice, and tax planning.

Pursuant to the charter of the audit committee, the audit committee is responsible for the oversight of our accounting, reporting and financial practices. The audit committee has the responsibility to select, appoint, engage, oversee, retain, evaluate and terminate our external auditors; pre-approve all audit and non-audit services to be provided, consistent with all applicable laws, to us by our external auditors; and establish the fees and other compensation to be paid to our external auditors.

The audit committee has adopted a policy to pre-approve all audit and permitted non-audit services provided by our principal independent accountants. All audit and non-audit services for 2025 were pre-approved by the audit committee.

The Board unanimously recommends a vote FOR the ratification of the appointment of MaloneBailey LLP as the Company’s independent registered public accounting firm for 2026.

THE BOARD, ITS COMMITTEES AND ITS COMPENSATION

The Board has an audit committee, a compensation committee, and a nominating and corporate governance committee. In addition, from time to time, special committees may be established under the direction of the Board when necessary to address specific issues. Copies of each Board committee’s charter are posted on our website. Our website and the information contained on, or that can be accessed through, such website are not deemed to be incorporated by reference in, and are not considered part of, this prospectus. The composition and responsibilities of each of the committees of the Board are described below. Members serve on these committees until their resignation or until otherwise determined by the Board.

NSYE permits a phase-in period of up to one year for an issuer registering securities in an initial public offering to meet the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee independence requirements. Under the initial public offering phase-in period, only one member of each committee is required to satisfy the heightened independence requirements at the time our registration statement becomes effective, a majority of the members of each committee must satisfy the heightened independence requirements within 90 days following the effectiveness of our registration statement, and all members of each committee must satisfy the heightened independence requirements within one year from the effectiveness of our registration statement.

Director Compensation Program

Directors who are officers of the Company do not receive compensation for their service as directors.

We provide the following compensation for non-management directors:

●	Each non-management director receives an annual director’s fee payable in cash equal to $35,000 and an annual grant of $15,000 stock options;
●	The chair of the audit committee receives an additional annual fee payable in cash equal to $15,000;
●	The chair of the compensation committee receives an additional annual fee payable in cash equal to $10,000.

We also reimburse directors for all expenses incurred in attending Board and committee meetings.

Director Compensation Table

The following table provides information regarding the compensation of our non-management directors for the year ended December 31, 2025:

Name	Fees Earned or Paid in Cash	Stock Option Awards	Total
Richard Fang	-	-	-
Sam Van	$16,667	-	$16,667
George Ye	$15,000	-	$15,000

Director Independence

The Board will review at least annually the independence of each director. During these reviews, the Board will consider transactions and relationships between each director (and his or her immediate family and affiliates) and the Company and its management to determine whether any such transactions or relationships are inconsistent with a determination that the director is independent. This review will be based primarily on responses of the directors to questions in a directors’ and officers’ questionnaire regarding employment, business, familial, compensation and other relationships with the Company and our management. Our Board has determined that each of Sam Van and George Ye is independent in accordance with NYSE rules. As required by NYSE, our independent directors will meet in regularly scheduled executive sessions at which only independent directors are present.

Corporate Governance

We believe that good corporate governance is important to ensure that, as a public company, we will be managed for the long-term benefit of our stockholders. We and our Board have reviewed the corporate governance policies and practices of other public companies, as well as those suggested by various authorities in corporate governance. We have also considered the provisions of the Sarbanes-Oxley Act and SEC and NYSE rules.

Based on this review, we have established and adopted charters for the audit committee, compensation committee and nominating and corporate governance committee, as well as corporate governance guidelines and a code of business conduct and ethics applicable to all of our directors, officers and employees.

Our committee charters, code of business conduct and ethics and corporate governance guidelines are available on our website (picardmedical.com) in the Corporate Governance section. Copies of these documents are also available upon written request to our Corporate Secretary at c/o Picard Medical, Inc., 1992 E. Silverlake Rd. Tucson, AZ 85713, Attn: Corporate Secretary. We will post information regarding any amendment to, or waiver from, our code of business conduct and ethics on our website in the Corporate Governance section.

Furthermore, our insider trading policy, which is reasonably designed to promote compliance with insider trading laws, rules and regulations and applicable listing standards (i) governs the purchase, sale and/or other disposition of the Company’s securities by directors, officers, employees of the Company and the Company itself and (ii) prohibits our directors and certain employees, including all of our executive officers, from engaging in hedging transactions with respect to our securities, including entering into options, warrants, puts, calls or similar instruments or selling our securities short.

The Board periodically reviews its corporate governance policies and practices. Based on these reviews, the Board may adopt changes to policies and practices that are in the best interest of our stockholders and as appropriate to comply with any new SEC or NYSE rules.

Board Leadership Structure and Board’s Role in Risk Oversight

Richard Fang serves as Chairman of the Board. The Board believes the structure of separating the roles of Chairman and CEO allows for better alignment of corporate governance with the interests of stockholders in protecting the Company’s long-term enterprise value. The Board also believes that this structure allows our CEO to focus on operating and actively managing the Company and the Chairman to provide guidance and oversight to management and the Board. Additionally, the Company’s Chairman of the Board, Mr. Richard Fang, has agreed to expand the scope of his duties as Chairman to support certain strategic initiatives of the Company relating to the evaluation, planning, and support of technology transfer activities, renegotiation of existing agreements, and regulatory strategy with respect to the Company’s pneumatic driver systems and SynCardia Medical (Beijing) or other Company-approved China-based partners, pursuant to that certain Director Agreement, dated as of May 13, 2026, for a term not to exceed six months, pursuant to which Mr. Fang receives $12,000 per month.

Risk is inherent with every business and we face a number of risks. Management is responsible for the day-to-day management of risks, while the Board, as a whole and through our audit committee, is responsible for overseeing our business and affairs, including overseeing its risk assessment and risk management functions. The Board has delegated responsibility for reviewing our policies with respect to risk assessment and risk management to our audit committee through its charter. The Board has determined that this oversight responsibility can be most efficiently performed by our audit committee as part of its overall responsibility for providing independent, objective oversight with respect to our accounting and financial reporting functions, internal and external audit functions, systems of internal controls over financial reporting and legal, ethical and regulatory compliance. Our Board also oversees risks related to cybersecurity and has delegated oversight of risks related to environmental, social and governance matters to our nominating and corporate governance committee. Our nominating and corporate governance committees regularly report to the Board with respect to its oversight of these areas.

Board Meetings

The Board held five meetings during the fiscal year ended December 31, 2025. All directors serving on the Board in 2025 attended at least 75% of the total number of meetings of the Board and the total number of meetings of the committees on which he or she served during the time they served on the Board. Under our corporate governance guidelines, each director is expected to devote the time necessary to appropriately discharge his or her responsibilities and to prepare for and, to the extent possible, attend and participate in all meetings of the Board and Board committees on which he or she serves.

Director Attendance at Annual Meetings of Stockholders

Under our corporate governance guidelines, each director is expected to attend the annual meeting of stockholders.

Audit Committee

Sam Van and George Ye serve as members of our audit committee, with Sam Van serving as the chair of the Audit Committee. The Board has determined that each member of the audit committee satisfies the independence requirements under the NYSE Listing Rules and Rule 10A-3(b)(1) of the Exchange Act. Sam Van, the chair of the audit committee is an “audit committee financial expert” within the meaning of SEC regulations. Each member of the audit committee is able to read and understand fundamental financial statements in accordance with applicable listing standards. In arriving at these determinations, we examine each audit committee member’s scope of experience and the nature of his or her employment. The primary purpose of the audit committee is to discharge the responsibilities of the Board with respect to corporate accounting and financial reporting processes, systems of internal control, and financial statement audits, and to oversee our independent registered public accounting firm. The audit committee met 1 time during the fiscal year ended December 31, 2025. Specific responsibilities of the audit committee include:

●	helping the Board oversee the corporate accounting and financial reporting processes;
●

managing and/or assessing the selection, engagement, qualifications, independence, and performance of a qualified firm to serve as the independent registered public accounting firm to audit our consolidated financial statements;

●

discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;

●	developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
●	reviewing related party transactions;
●	reviewing our policies on risk assessment and risk management;
●	reviewing, with the independent registered public accounting firm, our internal quality control procedures, any material issues with such procedures and any steps taken to deal with such issues; and
●	pre-approving audit and permissible non-audit services to be performed by the independent registered public accounting firm.

Our audit committee operates under a written charter, that satisfies the applicable NYSE Listing Rules.

Compensation Committee

Sam Van and George Ye serve as members of our compensation committee, with George Ye serving as chair of the Compensation committee. The primary purpose of our compensation committee is to discharge the responsibilities of the Board in overseeing our compensation policies, plans, and programs and to review and determine the compensation to be paid to our executive officers, directors, and other senior management, as appropriate. The compensation committee did not meet during the fiscal year ended December 31, 2025. Specific responsibilities of the compensation committee include:

●	reviewing and recommending to the Board the compensation of executive officers;
●	reviewing and recommending to the Board the compensation of directors;
●	administering our equity incentive plans and other benefit programs;
●

reviewing, adopting, amending, and terminating incentive compensation and equity plans, severance agreements, profit sharing plans, bonus plans, change-of-control protections, and any other compensatory arrangements for our executive officers and other senior management; and

●	reviewing and establishing general policies relating to compensation and benefits of our employees, including our overall compensation philosophy.

Our compensation committee operates under a written charter that satisfies the applicable NYSE Listing Rules.

Nominating and Corporate Governance Committee

Sam Van and George Ye serve as members of our nominating and governance committee, with George Ye serving as the chair of the nominating and corporate governance. The Board determines that each member of the nominating and corporate governance committee satisfies the independence requirements under the NYSE Listing Rules. The compensation committee did not meet during the fiscal year ended December 31, 2025. Specific responsibilities of our nominating and corporate governance committee include:

●	identifying and evaluating candidates, including the nomination of incumbent directors for reelection and nominees recommended by stockholders, to serve on the Board;
●	considering and making recommendations to the Board regarding the composition and chairpersonship of the Board and committees of the Board;
●	reviewing developments in corporate governance practices;
●	developing and making recommendations to the Board regarding corporate governance guidelines and matters; and
●	overseeing periodic evaluations of the Board performance, including committees of the Board.

Our nominating and corporate governance committee operates under a written charter that satisfies the applicable NYSE Listing Rules.

Picard has a code of ethics that applies to its principal executive officer, principal financial officer, and principal accounting officer and controller. Among other matters, our code of business conduct and ethics is designed to deter wrongdoing and to promote:

●	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
●	full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;
●	compliance with laws, rules and regulations;
●	prompt internal reporting of violations of the code to appropriate persons identified in the code; and
●	accountability for adherence to the code of business conduct and ethics.

That code is part of Picard Medical’s code of business conduct which is available free of charge through Picard Medical’s investor relations website (www.Picardmedical.com). Picard Medical intends to include on its website any amendment to, or waiver from, a provision of its code of ethics that applies to Picard Medical’s principal executive officer, principal financial officer, and principal accounting officer and controller that relates to any element of the code of ethics definition enumerated in Item 406(b) of Regulation S-K.

Picard Medical has an insider trading policy governing the purchase, sale, and other dispositions of Picard Medical securities by its directors, officers and employees, as well as Picard Medical itself, that Picard Medical believes is reasonably designed to promote compliance with insider trading laws, rules and regulations, and NYSE listing standards.

Qualifications for Director Nominees

The nominating and corporate governance committee is responsible for reviewing with the Board, at least annually, the appropriate skills and experience required for members of the Board. This assessment includes factors such as judgment, skill, diversity, integrity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board.

In connection with this assessment, the nominating and corporate governance committee will identify individuals believed to be qualified to become Board members and recommend candidates to the Board to fill new or vacant positions. The nominating and corporate governance committee will also review the qualifications of, and make recommendations to the Board regarding, director nominations submitted to the Company by stockholders in accordance with the Company’s bylaws or otherwise using the same assessment process described above. In addition, the nominating and corporate governance committee will evaluate whether an incumbent director should be nominated for re-election to the Board as part of its annual review and selection process. The nominating and corporate governance committee will use the same factors established for new director candidates to make its evaluation and will also take into account the incumbent director’s performance as a Board member.

The nominating and corporate governance committee does not have a formal policy regarding the consideration of diversity for director candidates. The nominating and corporate governance committee does, however, consider diversity as part of its overall selection strategy. The nominating and corporate governance committee considers diversity in its broadest sense, including diversity in professional and life experiences, education, skills, perspectives and leadership. Importantly, the nominating and corporate governance committee focuses on how the experiences and skill sets of each director nominee complement those of fellow directors and director nominees to create a balanced Board with diverse viewpoints and deep expertise. The Company believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Company's goal of creating a board of directors that best serves our needs and those of our stockholders.

Director Candidate Recommendations by Stockholders

The nominating and corporate governance committee will review and evaluate any director nominations submitted by stockholders, including reviewing the qualifications of, and making recommendations to the Board regarding, director nominations submitted by stockholders in the same manner as described under “Qualifications for Director Nominees.” See “Communications with the Board of Directors” below for additional information on how to submit a director nomination to the Board.

Communications with the Board of Directors

Any stockholder or other interested party who wishes to communicate directly with the Board or any of its members may do so by writing to: Board of Directors, c/o Picard Medical Inc., 1992 E. Silverlake Rd. Tucson, AZ 85713, Attn: Corporate Secretary. The mailing envelope should clearly indicate whether the communication is intended for the Board as a group, the non-management directors or a specific director.

Family Relationships

There are no family relationships among any of our directors and executive officers.

Stockholder Nominations

The Company’s bylaws provide that, with respect to an annual meeting of our stockholders, nominations of individuals for election to the Board may be made only (a) pursuant to our notice of the meeting, (b) by or at the direction of the Board or (c) by any stockholder who was a stockholder of record both at the time of giving the notice required by our bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of such nominee and has provided notice to us within the time period, and containing the information, certifications and other materials, specified in the advance notice provisions of our bylaws and who has complied with the other procedural requirements set forth in our bylaws.

With respect to special meetings of stockholders, only the business specified in our notice of meeting may be brought before the meeting. Nominations of individuals for election to the Board may be made only (a) by or at the direction of the Board or (b) if the meeting has been called for the purpose of electing directors, by any stockholder who was a stockholder of record both at the time of giving the notice required by our bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of such nominee and who has provided notice to us within the time period, and containing the information, certifications and other materials, specified in the advance notice provisions of our bylaws and who has complied with the other procedural requirements set forth in our bylaws. See “Stockholder Proposals for the 2027 Annual Meeting of Stockholders” below for how to submit a timely notice.

Compensation Committee Interlocks and Insider Participation

None of the members or intended members of the compensation committee is currently, or has been at any time, one of our executive officers or employees. None of our executive officers currently serves, or has served during the last calendar year, as a member of the Board or compensation committee of any entity that has one or more executive officers serving as a member of our Board or compensation committee.

EXECUTIVE OFFICERS & SIGNIFICANT EMPLOYEES

The following sets forth information regarding the executive officers of the Company as of June 11, 2026:

Name	Age	Position(s)
Executive Officers
Patrick NJ Schnegelsberg	62	Chief Executive Officer, Secretary and Director
Matt Schuster	45	Chief Operating Officer

Significant Employees
Georgina Smith	54	Chief Accounting Officer

Information regarding Mr. Schnegelsberg is included above under “Proposal 1-Election of Directors.”

Matt Schuster, 45, was appointed as our Chief Operating Officer in November 2023. Prior to this role, Matt was the Director of Research and Development for SynCardia from May 2023 to November 2023. From January 2021 through May 2023, Matt held various roles with Roche, including as an Engineering Contractor, Staff Mechanical Engineer, and Systems Development Lead. Prior to his roles at Roche, Matt was the Director of Manufacturing and Facilities at SynCardia from April 2018 to January 2021. He has played a key role in development projects for SynCardia, including the smaller sized 50cc total artificial heart and next generation pneumatic driver. Matt received his Bachelor’s degree in Mechanical Engineering from Northern Arizona University.

Georgina Smith, 54, was appointed as our Chief Accounting Officer in June 2026. Prior to her appointment, Ms. Smith served as Controller of SynCardia from January 2026 to May 2026. Before joining SynCardia, Ms. Smith served as Assistant Corporate Controller of Rain Bird Corporation from January 2024 to October 2025, where she was responsible for enterprise accounting governance, internal controls, financial reporting, regulatory compliance, and audit readiness. From May 2014 to December 2023, she held positions of increasing responsibility at Tucson Electric Power, including Manager of External Reporting from January 2018 to December 2023. Ms. Smith holds a Master of Business Administration and a Bachelor of Science in Accounting from the University of Arizona and is a Certified Public Accountant in the State of Arizona.

EXECUTIVE COMPENSATION

Introduction

As an emerging growth company, we have opted to comply with the executive compensation disclosure rules applicable to smaller reporting companies, as such term is defined in the rules promulgated under the Securities Act. This section describes the material components of the executive compensation program for our named executive officers (“NEOs”) for the fiscal year ended December 31, 2025 (“fiscal year 2025”).

For fiscal year 2025, our NEOs were:

●	Patrick NJ Schnegelsberg, Chief Executive Officer;

●	Matt Schuster, Chief Operating Officer; and

●	Bernard Skaggs, Chief Financial Officer.

Executive Compensation Program

The objective of our compensation program is to provide a total compensation package to each NEO that will enable us to attract, motivate, and retain outstanding individuals, align the interests of our executive team with those of our stockholders, encourage individual and collective contributions to the successful execution of our short and long-term business strategies, and reward NEOs for favorable performance.

Summary Compensation Table

The following table shows information concerning the annual compensation for services provided to us by our NEOs during fiscal years ended December 31, 2025 and 2024. Additional information on our NEOs annual compensation for fiscal year 2025 is provided in the narrative sections following the Summary Compensation Table:

Name and Position	Year	Salary ($)	Annual Cash Bonus Awards ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Patrick NJ Schnegelsberg,	2025	400,000	-	-	-	-	-	400,000
Chief Executive Officer	2024	400,000	-	-	1,248,946	-	-	1,648,946
				-		-	-
Bernard Skaggs,	2025	200,000	-	-	-	-	-	200,000
Chief Financial Officer	2024	200,000	-	-	272,617	-	-	472,617
				-		-	-
Matt Schuster,	2025	220,000	-	-	-	-	-	220,000
Chief Operating Officer	2024	220,000	-	-	309,442	-	-	529,442

Narrative Disclosure to the Summary Compensation Table

Base Salaries

Base salary is paid to attract and retain qualified talent and is set at a level that is commensurate with the executive’s duties and authorities, contributions, prior experience, and sustained performance, as well as considering market competitive levels. For fiscal year 2025, the NEOs had the following base salary rates: Mr. Schnegelsberg - $400,000, Mr. Schuster - $220,000, and Mr. Skaggs - $200,000.

Annual Cash Bonuses

Annual cash bonuses can be earned if the NEOs achieve certain annual financial and operating performance metrics. In fiscal year 2026, and the following NEOs were eligible for bonus compensation for the 2025 performance year: Mr. Schnegelsberg - $200,000 or 50% of base salary, Mr. Schuster - $33,000 or 15% of base salary, and Mr. Skaggs - $40,000 or 20% of base salary.

Employee Benefits

In addition to any individual benefits set forth in each NEOs employment arrangements (described below), the NEOs are generally eligible to participate in certain executive and employee health and welfare, retirement and other employee benefit programs maintained and administered by Voya Financial Service, a third-party professional employer organization (“Voya”), on the same basis as other employees, subject to applicable law. Each NEO meeting the eligibility requirements is eligible to participate in the Company’s 401(k) plan, under which participants may elect to contribute a portion of their eligible compensation as pre-tax or Roth deferrals in accordance with the limitations imposed under the Code. At this time, we do not make any employer contributions on behalf of employees to the Company’s 401(k) plan.

Equity Incentive Awards

We adopted the 2021 Equity Incentive Plan, a broad-based incentive plan in which our employees, including our NEOs, may receive options to purchase shares of our Common Stock. The 2021 Equity Incentive Plan included an initial share reserve of 5,565,159 shares of our Common Stock available for issuance via future grants made under the plan. On July 1, 2024, an increase of an additional 2,829,200 share reserve under the plan was approved. On October 10, 2025, the Company’s stockholders approved an amendment to the Company’s 2021 Equity Incentive Plan (the “Amended Incentive Plan”) to (i) increase the aggregate number of shares of Common Stock available under the 2021 Equity Incentive Plan to a total of 18,000,000 shares, (ii) include warrant as a type of awards issuable under the Amended Incentive Plan, and (iii) to ratify the 2021 Equity Incentive Plan. The awards described below have been adjusted to reflect the Stock Split. On June 28, 2024, we granted the following stock option awards (intended to be incentive stock options under Code Section 422) to the NEOs: 2,378,124 options to Patrick Schnegelsberg, with a vesting commencement date of July 5, 2023, 102,239 options and 408,956 options to Bernard Skaggs, with a vesting commencement date of February 21, 2023 and November 27, 2023, respectively, and 102,239 options, 408,956 options and 68,608 options to Matt Schuster, with a vesting commencement date of May 29, 2023, November 27, 2023, and May 29, 2023, respectively (the “2024 Options”). One quarter of the options cliff vest upon the first anniversary of the vesting commencement date, and the remaining options vest ratably in equal monthly installments over the 36 months following the first anniversary of the vesting commencement date, generally subject to the continued service of the NEO through each applicable vesting date. As of December 31, 2025, Patrick Schnegelsberg was vested in 1,436,783 options, Bernard Skaggs was vested in 285,416 options, and Matt Schuster was vested in 323,335 options. The grant date fair value of the options is in the table above.

If in connection with a Change of Control (as defined under the 2021 Equity Incentive Plan), and the acquiring entity fails to assume, replace, fully accelerate, cash out, or substitute the 2022 Options, then provided the NEO has remained in continued service through such Change of Control, we will accelerate the vesting of all then-unvested 2022 Options.

For purposes of this section, “Change of Control” means the transaction(s) which results in (i) a change in more than 50% of the combined voting power of our then outstanding shares, (ii) a merger, consolidation, or similar transaction which results in our stockholders owning less than 50% of (x) our voting shares thereafter or (y) the surviving parent entity’s voting power, or (iii) sale, lease, exclusive license or other disposition of all or substantially all of our consolidated assets and our subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of our consolidated assets and our subsidiaries to a person or entity, more than 50% of the combined voting power of the voting securities of which are owned by our stockholders in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such sale, lease, license or other disposition.

Outstanding Equity Awards at 2025 Fiscal Year-End

The following table shows information regarding equity awards held by the NEOs as of December 31, 2025. The awards described below have been adjusted to reflect the Stock Split that was affected in connection with our IPO:

	Option Awards(1)
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date
Patrick Schnegelsberg	1,436,783	941,341	$0.71	7/2/2033
Bernard Skaggs	285,416	225,779	$0.71	2/18/2033, 11/24/2033
Matt Schuster	323,335	256,468	$0.71	5/26/2033, 11/24/2033

(1)	All awards reflected in this table were granted under the 2021 Equity Incentive Plan.

Potential Payments Upon Termination or Change in Control

None of our NEOs are eligible to receive any payment or benefit in connection with a termination for any reason. Except as described above under “Equity Incentive Awards,” none of our NEOs are eligible to receive any payment or benefit in connection with a change in control.

Pension Benefits

We do not provide any of our officers with pension benefits.

Nonqualified Deferred Compensation

We do not provide any of our officers with any nonqualified deferred compensation plans.

Clawback Policy

In connection with our IPO, the Board adopted a clawback policy (the “Clawback Policy”) in compliance with Section 10D of the Exchange Act and Section 303A.14 of the NYSE Listed Company Manual (The “Clawback Listing Standards”). The Clawback Policy provides that promptly following an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws (including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period), the Compensation Committee will determine the amount of the excess of incentive-based compensation received by Section 16 officers during the three completed fiscal years immediately preceding the required restatement date over the amount of incentive-based compensation that otherwise would have been received had it been determined based on the restated amounts. The Company will provide each such officer with a written notice of such amount and a demand for repayment or return. If such repayment or return is not made within a reasonable time, the Clawback Policy provides that the Company will recover the erroneously awarded compensation in a reasonable and prompt manner using any lawful method, subject to limited exceptions as permitted by the Clawback Listing Standards.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides certain information as of the end of our most recently completed fiscal year, December 31, 2025 with respect to compensation plans (including any individual compensation arrangements, of which there are none) under which our equity securities are authorized for issuance, aggregated as follows:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities issuable upon exercise of outstanding options, warrants and rights)
Equity compensation plans approved by securityholders
The Plan	7,556,434 shares of the Company’s common stock (1)	$0.44	10,443,566 shares of the Company’s common stock
Equity compensation plans not approved by security holders
None	-	N/A	-
Total	7,556,434 shares of the Company’s common stock	$0.44	10,443,566 shares of the Company’s common stock

(1)	Represents restricted stock units issued under our Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following is a summary of transactions for the years ended December 31, 2025 and 2024, to which we have been a participant in which the amount involved exceeded or will exceed the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive and Director Compensation” elsewhere in this Registration Statement.

Versa Capital Management, LLC (“Versa”) shares common ownership with Sindex SSI Financing, LLC (“Sindex”), which owned 100% of the outstanding membership interest of SynCardia prior to the acquisition by PMI. To enable Versa to pay transaction costs on behalf of SynCardia in conjunction with PMI’s acquisition, on September 27, 2021, PMI advanced $100,000 to Versa under an unsecured promissory note (the “Versa Note”) which accrues interest at 8% per annum, compounding annually, repayable within 18 months. The balance receivable under the Versa Note, including accrued interest, is included within the caption “Due from related parties” within current assets and was $0 and $112,000 as of December 31, 2025 and 2024, respectively. On December 31, 2025, the Company determined this note to be uncollectible and wrote-off the $137,000 of principal and accrued interest.

On January 11, 2024, the Company borrowed $1.0 million from Fang Family Fund, LLC, an entity affiliated with one of its executive directors. This loan was consolidated in a convertible note on July 2, 2024 (“FFF Convertible Note”) as described below.

On February 6, 2024, the Company borrowed $450,000 from Fang Family Fund, LLC, an entity affiliated with one of its executive directors, under an interest-free loan which was repaid on February 8, 2024.

On February 21, 2024, the Company borrowed $450,000 from Fang Family Fund, LLC, an entity affiliated with one of its executive directors. This loan was consolidated in a convertible note on July 2, 2024 (“FFF Convertible Note”) as described below.

On March 11, 2024, the Company borrowed $500,000 from Fang Family Fund II, LLC, an entity affiliated with one of its executive directors, under an interest-free loan which was repaid on May 17, 2024.

On March 28, 2024, the Company borrowed $500,000 from Fang Family Fund II, LLC, an entity affiliated with one of its executive directors. This loan was consolidated in a convertible note on July 2, 2024 (“FFF Convertible Note”) as described below.

On April 10, 2024, the Company borrowed $500,000 from Fang Family Fund II, LLC, an entity affiliated with one of its executive directors. This loan was consolidated in a convertible note on July 2, 2024 (“FFF Convertible Note”) as described below.

On April 17, 2024, the Company borrowed $200,000 from Fang Family Fund II, LLC, an entity affiliated with one of its executive directors, under an interest-free loan which was repaid on May 17, 2024.

On June 5, 2024, the Company borrowed $500,000 from Fang Family Fund II, LLC, an entity affiliated with one of its executive directors. This loan was consolidated in a convertible note on July 2, 2024 (“FFF Convertible Note”) as described below.

On June 25, 2024, the Company borrowed $350,000 from Fang Family Fund II, LLC, an entity affiliated with one of its executive directors, under an interest-free loan, repayable after six months or, if sooner, on a date within two months of the loan execution date on which $1,000,000 in external funding is received. On November 18, 2024, $172,450 of this loan has been repaid. On May 6, 2025, $90,000 of this loan has been repaid. On September 3, 2025, the $87,500 remaining balance on this loan was repaid.

FFF Convertible Note: Effective July 2, 2024, all loans outstanding as of June 20, 2024, from Richard Fang, Fang Family Fund, LLC and Fang Family Fund II, LLC, were consolidated into one loan with a total principal amount of approximately $7.0 million. This loan accrues simple interest at the rate of 6% per annum, and is repayable after six months, unless amended. However, in the event of an initial public offering, while the loan remains outstanding, all principal, together with all unpaid accrued interest, would be automatically converted into Common Stock of the Company at a 77% discount to the lowest price per share paid by the other purchasers of the equity securities in the initial public offering. The Company evaluated the modification of the notes under ASC 470-50, Debt Modifications and Extinguishments, and determined that the notes were extinguished due to the addition of a substantive conversion option. There was no gain or loss from the debt extinguishment. The Company determined that the conversion feature on the convertible note met the definition of an embedded derivative that was required to be bifurcated recorded the fair value of the derivative liability at issuance of approximately $2.0 million as a debt discount to this convertible note and is amortized to interest expense over the term of the notes. Amortization expense for the year ended December 31, 2025 and 2024, amounted to $22,000 and $1,970,000, respectively. On November 12, 2024, Richard Fang, former Chief Executive Officer and current director, has donated the $7.0 million aggregated convertible note, dated July 2, 2024, and the related accrued interest, to the unrelated not-for-profit organizations, Nexus Science Foundation Inc. (“Nexus”), and Another Dimension Foundation (“Another Dimension”). Under this donation, Nexus and Another Dimension will each receive 50% of the converted value in registered shares. At the IPO, Nexus and Another Dimension each received 4,054,517 common shares.

On July 9, 2024, the Company borrowed $580,000 from Fang Family Fund II, LLC, an entity affiliated with one of its executive directors, under a loan which bears interest at the LIBOR rate, compounding monthly, repayable after six months or, if sooner, on the date in which $5 million in external funding is received. The Company has amended this loan to reflect the change to SOFR from LIBOR. This loan plus accrued interest of $31,918 was repaid on September 4, 2025.

On August 7, 2024, the Company borrowed $110,000 from Fang Family Fund II, LLC, an entity affiliated with one of its executive directors, under an interest-free loan, repayable after six months or, if sooner, on the date on which the Company goes public through a successful IPO or receives $5 million in external funding. This loan was repaid on September 4, 2025.

On August 20, 2024, the Company borrowed $250,000 from Hunniwell, an entity affiliated with one of its executive directors, under an interest-free loan, repayable upon the Company receiving the same amount of funds or greater within a 30-day period after receiving the subject loan from an external investor that is not a related party or as determined by the Board. On July 1, 2025, the Company amended this loan to the same terms as the Senior Secured Notes and issued a $93,633 loan to Hunniwell for travel expense reimbursements and a $187,190 loan to Daniel Teo, for severance from prior employment, under the same terms as the Senior Secured Notes. Under the Senior Secured Notes, the Company unconditionally grants, assigns, and pledges to the Holder a continuing security interest in all of the Company’s right, title, and interest in all currently existing and hereafter acquired or arising Collateral to secure prompt repayment of any, and all sums due under the Senior Secured Notes. On July 1, 2025, the Company extended the maturity date of the Senior Secured Notes to October 15, 2025. On September 9, 2025, the $250,000 related party working capital loan plus $15,781 interest, the $93,633 Hunniwell travel expense reimbursement loan plus $5,237 interest, and the $187,190 severance loan plus $2,042 interest have been paid.

On August 21, 2024, the Company borrowed $350,000 from Fang Family Fund II, LLC, an entity affiliated with one of its executive directors, under an interest-free loan, repayable after six months or, if sooner, on a date within in which $5,000,000 in external funding is received or the Company successfully completes an Initial Public Offering (“IPO”). This loan was repaid on September 4, 2025.

On September 17, 2024, the Company borrowed $450,000 from Fang Family Fund II, LLC, an entity affiliated with one of its executive directors, under an interest-free loan, repayable after sixty (60) days. If, after the Company does not make payment during the sixty (60) day period, the Fang Family Fund II, LLC will be entitled to all proceeds from sales until the loan is paid. This loan was repaid on September 4, 2025.

On October 1, 2024, the Company borrowed $400,000 from Fang Family Fund II, LLC, an entity affiliated with one of our executive directors, under an interest-free loan, repayable after sixty (60) days. If, after the Company does not receive the same amount from an external investor (not related party) during the sixty (60) day period, the Fang Family Fund II, LLC will be entitled to all proceeds from sales until the loan is paid. This loan was repaid on September 4, 2025.

On October 16, 2024, we borrowed $700,000 from Fang Family Fund II, LLC, an entity affiliated with one of our executive directors, under a loan agreement which bears 6% interest per annum. The principal and accrued interest of this Note will be due and payable by us in cash at any time before or after twelve (12) months from the date of the transfer of funds (the “Maturity Date”) at our written election or upon written demand by the Holder. Notwithstanding the foregoing sentence, we may, with the written consent of Holder, elect to extend the Maturity Date. Under this note, the Company unconditionally grants, assigns, and pledges to the Holder a continuing security interest in all of the Company’s right, title, and interest in all currently existing and hereafter acquired or arising Collateral to secure prompt repayment of any and all sums due under this note. On July 1, 2025, the Company modified the maturity date of the Note to October 15, 2025. On September 3, 2025, this loan was paid off.

On October 28, 2024, we borrowed $450,000 from Fang Family Fund II, LLC, an entity affiliated with one of our executive directors, under a loan agreement which bears 6% interest per annum. The principal and accrued interest of this Note will be due and payable by us in cash at any time before or after twelve (12) months from the date of the transfer of funds (the “Maturity Date”) at our written election or upon written demand by the Holder. Notwithstanding the foregoing sentence, we may, with the written consent of Holder, elect to extend the Maturity Date. Under this note, the Company unconditionally grants, assigns, and pledges to the Holder a continuing security interest in all of the Company’s right, title, and interest in all currently existing and hereafter acquired or arising Collateral to secure prompt repayment of any and all sums due under this note. On July 1, 2025, the Company modified the maturity date of the Note to October 15, 2025. On September 3, 2025, this loan was paid off.

On November 13, 2024, we borrowed $480,000 from Fang Family Fund II, LLC, an entity affiliated with one of our executive directors, under a loan agreement which bears 6% interest per annum. The principal and accrued interest of this Note will be due and payable by us in cash at any time before or after twelve (12) months from the date of the transfer of funds (the “Maturity Date”) at our written election or upon written demand by the Holder. Notwithstanding the foregoing sentence, we may, with the written consent of Holder, elect to extend the Maturity Date. Under this note, the Company unconditionally grants, assigns, and pledges to the Holder a continuing security interest in all of the Company’s right, title, and interest in all currently existing and hereafter acquired or arising Collateral to secure prompt repayment of any and all sums due under this note. On July 1, 2025, the Company modified the maturity date of the Note to October 15, 2025. On September 3, 2025, this loan was paid off.

On November 25, 2024, we borrowed $400,000 from Fang Family Fund II, LLC, an entity affiliated with one of our executive directors, under a loan agreement which bears 6% interest per annum. The principal and accrued interest of this Note will be due and payable by us in cash at any time before or after twelve (12) months from the date of the transfer of funds (the “Maturity Date”) at our written election or upon written demand by the Holder. Notwithstanding the foregoing sentence, we may, with the written consent of Holder, elect to extend the Maturity Date. Under this note, the Company unconditionally grants, assigns, and pledges to the Holder a continuing security interest in all of the Company’s right, title, and interest in all currently existing and hereafter acquired or arising Collateral to secure prompt repayment of any and all sums due under this note. On July 1, 2025, the Company modified the maturity date of the Note to October 15, 2025. On September 3, 2025, this loan was paid off.

On December 9, 2024, we borrowed $450,000 from Fang Family Fund II, LLC, an entity affiliated with one of our executive directors, under a loan agreement which bears 6% interest per annum. The principal and accrued interest of this Note will be due and payable by us in cash at any time before or after twelve (12) months from the date of the transfer of funds (the “Maturity Date”) at our written election or upon written demand by the Holder. Notwithstanding the foregoing sentence, we may, with the written consent of Holder, elect to extend the Maturity Date. Under this note, the Company unconditionally grants, assigns, and pledges to the Holder a continuing security interest in all of the Company’s right, title, and interest in all currently existing and hereafter acquired or arising Collateral to secure prompt repayment of any and all sums due under this note. On July 1, 2025, the Company modified the maturity date of the Note to October 15, 2025. On September 3, 2025, this loan was paid off.

On December 26, 2024, we borrowed $350,000 from Fang Family Fund I, LLC, an entity affiliated with one of our executive directors, under a loan agreement which bears 6% interest per annum. The principal and accrued interest of this Note will be due and payable by the Company in cash on the Maturity Date, which is defined as 365 days from the receipt of a deposit from a Holder at any time on or after December 26, 2025 (the “Maturity Date”) at the Company’s written election or upon written demand by the Holder. Notwithstanding the foregoing sentence, the Company may, with the written consent of Holder, elect to extend the Maturity Date. Under this note, the Company unconditionally grants, assigns, and pledges to the Holder a continuing security interest in all of the Company’s right, title, and interest in all currently existing and hereafter acquired or arising Collateral to secure prompt repayment of any and all sums due under this note. On July 1, 2025, the Company modified the maturity date of the Note to October 15, 2025. On September 3, 2025, this loan was paid off.

On January 9, 2025, we borrowed $301,000 from Fang Family Fund II LLC, an entity affiliated with one of our executive directors, under a loan agreement which bears 6% interest per annum. The principal and accrued interest of this Note will be due and payable by the Company in cash on the Maturity Date, which is defined as 365 days from the receipt of a deposit from a Holder at any time on or after January 9, 2026 (the “Maturity Date”) at the Company’s written election or upon written demand by the Holder. Notwithstanding the foregoing sentence, the Company may, with the written consent of Holder, elect to extend the Maturity Date. Under this note, the Company unconditionally grants, assigns, and pledges to the Holder a continuing security interest in all of the Company’s right, title, and interest in all currently existing and hereafter acquired or arising Collateral to secure prompt repayment of any and all sums due under this note. On July 1, 2025, the Company modified the maturity date of the Note to October 15, 2025. On September 3, 2025, this loan was paid off.

On January 22, 2025, we borrowed $376,000 from Fang Family Fund II LLC, an entity affiliated with one of our executive directors, under a loan agreement which bears 6% interest per annum. The principal and accrued interest of this Note will be due and payable by the Company in cash on the Maturity Date, which is defined as 365 days from the receipt of a deposit from a Holder at any time on or after January 22, 2026 (the “Maturity Date”) at the Company’s written election or upon written demand by the Holder. Notwithstanding the foregoing sentence, the Company may, with the written consent of Holder, elect to extend the Maturity Date. Under this note, the Company unconditionally grants, assigns, and pledges to the Holder a continuing security interest in all of the Company’s right, title, and interest in all currently existing and hereafter acquired or arising Collateral to secure prompt repayment of any and all sums due under this note. On July 1, 2025, the Company modified the maturity date of the Note to October 15, 2025. On September 3, 2025, this loan was paid off.

On March 4, 2025, we borrowed $325,000 from Fang Family Fund I LLC, an entity affiliated with one of our executive directors, under a loan agreement which bears 6% interest per annum. The principal and accrued interest of this Note will be due and payable by the Company in cash on the Maturity Date, which is defined as 365 days from the receipt of a deposit from a Holder at any time on or after March 4, 2026 (the “Maturity Date”) at the Company’s written election or upon written demand by the Holder. Notwithstanding the foregoing sentence, the Company may, with the written consent of Holder, elect to extend the Maturity Date. Under this note, the Company unconditionally grants, assigns, and pledges to the Holder a continuing security interest in all of the Company’s right, title, and interest in all currently existing and hereafter acquired or arising Collateral to secure prompt repayment of any and all sums due under this note. On July 1, 2025, the Company modified the maturity date of the Note to October 15, 2025. On September 3, 2025, this loan was paid off.

On March 21, 2025, we borrowed $350,000 from Fang Family Fund I LLC, an entity affiliated with one of our executive directors, under a loan agreement which bears 6% interest per annum. The principal and accrued interest of this Note will be due and payable by the Company in cash on the Maturity Date, which is defined as 365 days from the receipt of a deposit from a Holder at any time on or after March 21, 2026 (the “Maturity Date”) at the Company’s written election or upon written demand by the Holder. Notwithstanding the foregoing sentence, the Company may, with the written consent of Holder, elect to extend the Maturity Date. Under this note, the Company unconditionally grants, assigns, and pledges to the Holder a continuing security interest in all of the Company’s right, title and interest in all currently existing and hereafter acquired or arising Collateral to secure prompt repayment of any and all sums due under this note. On July 1, 2025, the Company modified the maturity date of the Note to October 15, 2025. On September 3, 2025, this loan was paid off.

On April 30, 2025, we borrowed $90,000 from Fang Family Fund I LLC, an entity affiliated with one of our executive directors, under a loan agreement which bears 6% interest per annum. The principal and accrued interest of this Note will be due and payable by the Company in cash on the Maturity Date, which is defined as 365 days from the receipt of a deposit from a Holder at any time on or after April 30, 2026 (the “Maturity Date”) at the Company’s written election or upon written demand by the Holder. Notwithstanding the foregoing sentence, the Company may, with the written consent of Holder, elect to extend the Maturity Date. Under this note, the Company unconditionally grants, assigns, and pledges to the Holder a continuing security interest in all of the Company’s right, title, and interest in all currently existing and hereafter acquired or arising Collateral to secure prompt repayment of any and all sums due under this note. On July 1, 2025, the Company modified the maturity date of the Note to October 15, 2025. On September 3, 2025, this loan was paid off.

On June 24, 2025, the Company borrowed $310,000 from Fang Family Fund I, LLC, an entity affiliated with one of its executive directors, under a loan agreement which bears 6% interest per annum. The principal and accrued interest of this Note will be due and payable by the Company in cash at any time before or after twelve (12) months from the date of the transfer of funds (the “Maturity Date”) at the Company’s written election or upon written demand by the Holder. Notwithstanding the foregoing sentence, the Company may, with the written consent of Holder, elect to extend the Maturity Date. Under these notes, the Company unconditionally grants, assigns, and pledges to the Holder a continuing security interest in all of the Company’s right, title, and interest in all currently existing and hereafter acquired or arising Collateral to secure prompt repayment of any and all sums due under this note. On July 1, 2025, the Company modified the maturity date of the Note to October 15, 2025. On September 3, 2025, this loan was paid off.

On July 8, 2025, the Company borrowed $425,000 from Fang Family Fund I, LLC, an entity affiliated with one of its executive directors, under a loan agreement which bears 6% interest per annum. The principal and accrued interest of this Note will be due and payable by the Company in cash on October 15, 2025 (the “Maturity Date”) at the Company’s written election or upon written demand by the Holder. Notwithstanding the foregoing sentence, the Company may, with the written consent of Holder, elect to extend the Maturity Date. Under these notes, the Company unconditionally grants, assigns, and pledges to the Holder a continuing security interest in all of the Company’s right, title, and interest in all currently existing and hereafter acquired or arising Collateral to secure prompt repayment of any and all sums due under this note. On September 4, 2025, the $425,000 loan plus $4,533 interest has been paid.

On August 18, 2025, the Company borrowed $450,000 from Fang Family Fund I, LLC, an entity affiliated with one of its executive directors, under a loan agreement which bears 6% interest per annum. The principal and accrued interest of this Note will be due and payable by the Company in cash on October 15, 2025 (the “Maturity Date”) at the Company’s written election or upon written demand by the Holder. Notwithstanding the foregoing sentence, the Company may, with the written consent of Holder, elect to extend the Maturity Date. Under these notes, the company unconditionally grants, assigns, and pledges to the Holder a continuing security interest in all of the company’s right, title, and interest in all currently existing and hereafter acquired or arising Collateral to secure prompt repayment of any and all sums due under this note. On September 4, 2025, the $450,000 loan plus $1,200 interest has been paid.

On November 26, 2025, the Company borrowed $1,000,000 from Fang Family Fund I, LLC, an entity affiliated with one of its executive directors, under a loan agreement which bears 6% interest per annum. The principal and accrued interest of this Note will be due and payable by the Company in cash on November 27, 2026 (the “Maturity Date”) at the Company’s written election or upon written demand by the Holder. Notwithstanding the foregoing sentence, the Company may, with the written consent of Holder, elect to extend the Maturity Date. On January 5, 2026, the $1,000,000 loan plus $6,575 interest, less the amount of the $134,712 Related Party Receivable has been paid.

As of December 31, 2025, the Company determined that it overpaid interest on the above Fang Family loans of $134,712 and recognized this amount as a receivable reported in “Due from related parties” in the consolidated balance sheet as of December 31, 2025. On January 5, 2026, the $1,000,000 loan plus $6,575 interest, less the amount of the $134,712 Related Party Receivable has been paid.

In February 2026, the Company borrowed $0.7 million from Fang Family Fund I, LLC, an entity affiliated with one of its executive directors, under a loan agreement ("Note") which bears 6% interest per annum. The principal and accrued interest of this Note will be due and payable by the Company in cash on February 28, 2027 (the “Maturity Date”) at the Company’s written election or upon written demand by the Holder.

The term Collateral in the above loans refers to all assets of the Company, including without limitation all of the Company’s right, title, and interest in assets, whether now owned or hereafter acquired or arising and wherever located.

POLICIES WITH RESPECT TO CERTAIN ACTIVITIES

We have a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions. A “Related Person Transaction” is a transaction, arrangement, or relationship in which we or any of our subsidiaries was, is or will be a participant, the amount of which involved exceeds the lesser of $120,000 per year or 1% of the average of our total assets for the last two completed fiscal years, and in which any Related Person had, has or will have a direct or indirect material interest. A “Related Person” means:

●	any person who is, or at any time during the applicable period was, one of our officers or one of our directors;
●	any person who is known by us to be the beneficial owner of more than five percent (5%);
●

any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, executive officer or a beneficial owner of more than five percent (5%) of our voting stock, and any person (other than a tenant or employee) sharing the household of such director, executive officer or beneficial owner of more than five percent (5%) of our voting stock.

We have policies and procedures designed to minimize potential conflicts of interest arising from any dealings we may have with our affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time. Specifically, pursuant to our charter, the audit committee has the responsibility to review related party transactions.

*	(as such term is defined in the New York Uniform Commercial Code, as in effect from time to time, “Code”)

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us regarding the beneficial ownership of our common stock as of June 11, 2026, by (1) any person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, (2) our directors, (3) our executive officers, and (4) all of our directors and executive officers as a group. The address for each beneficial owner is c/o Picard Medical, Inc., 1992 E Silverlake Rd, Tucson, AZ 85713, unless otherwise provided.

	Shares of Common Stock Beneficially Owned Immediately After this Offering
Name of Beneficial Owner	Number of Shares	Percentage(1)
Directors and Named Executive Officers
Patrick NJ Schnegelsberg	-	0.00%
Bernard Skaggs	-	0.00%
Matt Schuster	-	0.00%
Richard Fang (2)	-	0.00%
Sam Van	-	0.00%
George Ye	-	0.00%
5% Stockholders
Hunniwell(3)	39,618,919	39.62%
Hudson Bay Capital Management LP(4)	7,009,346	6.99%
Ju Wang(5)	5,280,309	5.27%
All directors, director nominees and current executive officers as a group (6 persons)	-	0.00%

(1)	Based on 100,198,219 shares as of June 11, 2026.
(2)

Richard Fang is a partner of Hunniwell Picard GP, LLC, which manages Hunniwell Picard I, LLC. By virtue of the “rule of three” described in footnote (4) below, Mr. Fang is not deemed to be the beneficial owner of the shares held by Hunniwell Picard I, LLC, even though he holds a pecuniary interest therein.

(3)

Hunniwell Picard I, LLC is a manager-managed venture capital fund managed by Hunniwell Picard GP, LLC where dispositive decisions require the unanimous vote of all three partners, namely Yuncai (“Richard”) Fang, Sinyew (“Daniel”) Teo & Chris Hsieh. Under the so-called “rule of three” because voting and dispositive decisions are made by a unanimous vote of all three partners, none of the partners is deemed to be a beneficial owner of shares, even those in which any director holds a pecuniary interest.

(4)

Hudson Bay Capital Management LP is an investment adviser in accordance with § 240.13d-1(b)(1)(ii)(E) and serves as the investment manager to HT Investments MA LLC, in whose name the securities are held. Mr. Sander Gerber serves as the managing member of Hudson Bay Capital GP LLC, which is the general partner of Hudson Bay Capital Management LP. The address of Hudson Bay Capital Management LP’s principal business office is 290 Harbor Dr., Stamford, CT 06902.

(5)

Represents shares held (i) held directly by Ju Wang in his own name and (ii) by Nexus Science Foundation, Inc. Ju Wang has sole voting and dispositive power over the shares owned by Nexus. The address of Nexus is 14738 SW 23rd Street Miami, FL 33185-5922.

AUDIT COMMITTEE REPORT

The audit committee reviewed and discussed with both the Company’s management and independent registered public accounting firm, MaloneBailey LLP, the audited financial statements of the Company for the year ended December 31, 2025 prior to their issuance. These reviews included discussion with the independent registered public accounting firm of the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The audit committee also discussed with its independent registered public accounting firm its independence and received written communications from its independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s independence.

Based on all of these reviews and discussions, all of the audit committee members, whose names are listed below, recommended to the Board that it approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the SEC.

Members of the Audit Committee

George Ye	Sam Van (Chair)

STOCKHOLDER PROPOSALS FOR THE 2027 ANNUAL MEETING OF STOCKHOLDERS

In order to be included in the Company’s proxy materials for the 2027 annual meeting of stockholders, a stockholder proposal must be received in writing by the Company at 1992 E. Silverlake Rd. Tucson, AZ 85713 by March 1, 2027, 2027 and otherwise comply with all requirements of the SEC for stockholder proposals.

In addition, the Company’s bylaws provide that any stockholder who desires to make a director nomination or a proposal of other business at an annual meeting without including the nomination or proposal in the Company’s proxy materials must give timely written notice of the proposal to the Company’s Secretary. To be timely, the notice must be delivered to the above address not less than 120 nor more than 150 calendar days prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. In the event the annual meeting is advanced or delayed by 30 calendar days of the date of the anniversary of the preceding year’s annual meeting, the notice must be received not earlier than 150 calendar days prior to the date of the annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th calendar day prior to such annual meeting and the tenth calendar day following the day on which public announcement of the date of the annual meeting is first made. To be timely, a notice must be received no earlier than January 30, 2027and no later than March 1, 2027. The notice must also describe the stockholder proposal in reasonable detail and provide certain other information required by the Company’s bylaws. A copy of the Company’s bylaws is available upon request from the Company’s Secretary.

In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than May 18, 2027 and comply with the disclosure and procedural requirements in connection with stockholder nominations of directors in our bylaws.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, several brokers with account holders who are our stockholders will be “householding” our Proxy Materials. A single set of the proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of proxy materials, please notify your broker or the Company. Direct your written request to: Picard Medical, Inc., 1992 E SILVERLAKE, TUCSON AZ, 85713, Attention: Georgina Smith.

Stockholders who currently receive multiple copies of the proxy materials at their addresses and would like to request “householding” of their communications should contact their brokers.

ANNUAL REPORT

We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. These filings are available on our website at www.picardmedical.com under “SEC Filings” tab. Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (excluding exhibits) including financial statements and schedules thereto, filed with the SEC are also available without charge to stockholders upon written request addressed to Picard Medical, Inc. 1992 E. Silverlake Rd. Tucson, AZ 85713, Attention: Investor Relations. Exhibits to the Annual Report on Form 10-K will be furnished upon payment of a fee of $0.25 per page to cover our expenses in furnishing the exhibits.

OTHER MATTERS

The Board knows of no business to be brought before the Annual Meeting, which is not referred to in the accompanying Notice of Annual Meeting. Should any such matters be presented, the persons named in the proxy shall have the authority to take such action regarding such matters as in their judgment seems advisable. If you hold shares through a broker, bank or other nominee as described above, they will not be able to vote your shares on any other business that comes before the Annual Meeting unless they receive instructions from you with respect to such matter.

By Order of the Board of Directors,

___________________________

Patrick NJ Schnegelsberg

Chief Executive Officer and Secretary

Tucson, Arizona

June , 2026

Annex A

CERTIFICATE OF AMENDMENT

to the

SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

of

PICARD MEDICAL, INC.

June , 2026

PICARD MEDICAL, INC. (the “Company”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify as follows:

1.

The name of the Company is Picard Medical, Inc. The Certificate of Incorporation of the Company was originally filed with the Secretary of State of the State of Delaware on April 8, 2021, under the name Picard Systems, Inc. On August 28, 2025, the Company filed a Second Amended and Restated Certificate of Incorporation (as amended and restated, the “Certificate of Incorporation”), which was amended by that Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation, dated as of March 10, 2026, filed with the Delaware Secretary of State on March 24, 2026.

2.	Section 1 of Article IV of the Certificate of Incorporation is hereby amended by adding the following paragraph to the end of such section:

“Effective at [●] p.m. Eastern Daylight Time on June , 2026 (the “Effective Time”), each [●] shares of Common Stock then issued and outstanding, or held in treasury of the Corporation, immediately prior to the Effective Time shall automatically be reclassified and converted into one (1) share of Common Stock, without any further action by the Corporation or the respective holders of such shares (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. A holder of Common Stock who would otherwise be entitled to receive a fractional share of Common Stock as a result of the Reverse Stock Split will receive one whole share of Common Stock in lieu of such fractional share.”

3. This Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL by the directors and stockholders of the Company.

4. This Certificate of Amendment shall become effective upon filing with the Secretary of State of the State of Delaware.

[signature page follows]

IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment to be duly adopted and executed in its corporate name and on its behalf by its duly authorized officer as of the date first written above.

PICARD MEDICAL, INC.

By:

Name: Patrick NJ Schnegelsberg

Title: Chief Executive Officer

Annex B

CERTIFICATE OF AMENDMENT

to the

SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

of

PICARD MEDICAL, INC.

June , 2026

PICARD MEDICAL, INC. (the “Company”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify as follows:

1. The name of the Company is Picard Medical, Inc. The Certificate of Incorporation of the Company was originally filed with the Secretary of State of the State of Delaware on April 8, 2021, under the name Picard Systems, Inc. On August 28, 2025, the Company filed a Second Amended and Restated Certificate of Incorporation (as amended and restated, the “Certificate of Incorporation”), which was amended by that Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation, dated as of March 10, 2026, filed with the Delaware Secretary of State on March 24, 2026.

2. The Certificate of Incorporation is hereby amended by amending and replacing Article IV with the following:

FOURTH: Total Authorized. The total number of shares of all classes of stock which the Corporation shall have authority to issue is (i) 300,000,000 shares of Common Stock, $0.0001 par value per share (“Common Stock”), (ii) 15,000,000 shares of Class B Common Stock, $0.0001 par value per share (“Class B Common Stock”), and (iii) 15,000,000 shares of Preferred Stock, $0.0001 par value per share (“Preferred Stock”).

The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

A.	COMMON STOCK. The rights, preferences, privileges and restrictions granted to and imposed on the Common Stock and Class B Common Stock are as set forth below.
1.

Equal Status. Except as otherwise expressly provided in this Certificate of Incorporation, as amended, or required by the General Corporation Law, shares of Common Stock and Class B Common Stock shall have the same rights and powers, rank equally (including as to dividends and distributions, and upon any liquidation, dissolution or winding up of the Corporation), share ratably and be identical in all respects and as to all matters.

2.

Voting Rights. Except as otherwise expressly provided herein or as required by the General Corporation Law, the holders of shares of Common Stock and Class B Common Stock shall vote together as one class on all matters (including the election of directors) submitted to a vote or for the consent (if action by written consent of the stockholders is permitted at such time under this Certificate of Incorporation) of the stockholders of the Corporation. Except as otherwise expressly provided herein or required by the General Corporation Law, each holder of shares of Common Stock shall be entitled to one (1) vote for each share of Common Stock held of record by such holder as of the applicable record date on any matter submitted to a vote of stockholders generally, and each holder of shares of Class B Common Stock shall be entitled to twenty (20) votes for each share of Class B Common Stock held of record by such holder as of the applicable record date on any matter submitted to a vote of stockholders generally. Unless otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any Certificate of Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Certificate of Designation) or pursuant to the General Corporation Law.

3.

3.3 Dividend Rights. Subject to the preferential dividend or other rights of any holders of Preferred Stock, dividends and distributions may be declared by the Board of Directors and paid on or made in respect of the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors in its sole discretion. Shares of Common Stock and Class B Common Stock shall be treated equally, identically and ratably, on a per share basis, with respect to the declaration and payment or making of any such dividend or distribution, unless different treatment of the shares of each such class (whether in the amount of such dividend or distribution payable per share, the form in which such dividend or distribution is payable or made, the timing of the payment or distribution or otherwise) is approved in advance by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Class B Common Stock, each voting separately as a class; provided, however, that in the event a distribution is made in the form of shares of Common Stock or Class B Common Stock (or securities (including warrants, options or other rights) convertible into, or exercisable or exchangeable for shares of Common Stock or Class B Common Stock), then the distributions made to holders of Common Stock shall be made only in shares of Common Stock (or securities (including warrants, options or other rights) convertible into or exercisable or exchangeable for shares of Common Stock, as the case may be) and the distributions made to holders of Class B Common Stock shall be made only in shares of Class B Common Stock (or securities (including warrants, options or other rights) convertible into or exercisable or exchangeable for shares of Class B Common Stock, as the case may be), with holders of shares of Common Stock and Class B Common Stock receiving an identical number of shares of Common Stock of Class B Common Stock (or securities (including warrants, options or other rights) convertible into or exercisable or exchangeable for an identical number of shares), respectively, on a per share basis.

4.

Subdivisions, Combinations or Reclassifications. If the Corporation in any manner subdivides, combines, or reclassifies the outstanding shares of Common Stock or Class B Common Stock, the outstanding shares of the other such class shall, concurrently therewith, be subdivided, combined, or reclassified in the same proportion and manner such that the same proportionate equity ownership between the holders of outstanding Common Stock and Class B Common Stock on the record date for such subdivision, combination or reclassification is preserved, unless different treatment of the shares of each such class is approved by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Class B Common Stock, each voting separately as a class.

5.

Liquidation Rights. Subject to the preferential liquidation or other rights of any holders of Preferred Stock, the holders of Common Stock and Class B Common Stock shall be entitled to share ratably in the distribution of all assets of the Corporation available for distribution to the holders of Common Stock upon any liquidation, dissolution or winding up of the Corporation, unless disparate or different treatment of the shares of each such class with respect to distributions upon any such liquidation, dissolution or winding up is approved in advance by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Class B Common Stock, each voting separately as a class.

B. PREFERRED STOCK

1.

The Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof.

3. This Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL by the directors and stockholders of the Company.

4. This Certificate of Amendment shall become effective upon filing with the Secretary of State of the State of Delaware.

[signature page follows]

IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment to be duly adopted and executed in its corporate name and on its behalf by its duly authorized officer as of the date first written above.

PICARD MEDICAL, INC.

By:

Name: Patrick NJ Schnegelsberg

Title: Chief Executive Officer

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

2026

Vote by Internet, Smartphone or Tablet - QUICK ❑❑❑ EASY
IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail

PICARD MEDICAL INC

Your Mobile or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 10:59 p.m., Eastern Time, on July 16, 2026.

INTERNET
www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

PHONE – 1 (866) 894-0536
Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend the annual meeting, visit: **https://www.cstproxy.com/picardmedical/am2026**

MOBILE VOTING
On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

❑ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ❑

PROXY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL PROPOSALS.

Please mark your votes like this **X**

	FOR	AGAINST	ABSTAIN
(1) Patrick NJ Schnegelsberg	☐	☐	☐
(2) Richard Fang	☐	☐	☐
(3) Sam Van	☐	☐	☐
(4) George Ye	☐		

CONTROL NUMBER

Signature____________________ Signature, if held jointly____________________ Date__________2026.

Note: Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

2026

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders of Picard Medical Inc to be held on July 17, 2026

To view the 2026 Proxy Statement and to Attend the Annual Meeting, please go to: https://www.cstproxy.com/picardmedical/am2026

⌟ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ⌞

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PICARD MEDICAL INC

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated June , 2026, in connection with the annual meeting of stockholders (the "Stockholder Meeting") of Picard Medical Inc to be held at 3:00 P.M. Mountain Time on July 17, 2026, via a virtual meeting at **https://www.cstproxy.com/picardmedical/am2026**, and hereby appoints Patrick NJ Schnegelsberg (with full power to act alone), the attorney and proxy of the undersigned, with power of substitution to each, to vote all stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Stockholder Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement/prospectus.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL PROPOSALS.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL PROPOSALS AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

(Continued and to be marked, dated and signed on the other side)